The date of this supplement is January 3, 2011.

C01-041 1/3/11

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Emerging Europe & Mediterranean Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price International Stock Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Overseas Stock Fund

Supplement to prospectus dated March 1, 2010

For the Africa & Middle East, Emerging Europe & Mediterranean, Emerging Markets Stock, European Stock, International Growth & Income, International Stock, Japan, and Latin America Funds, the first paragraph under "Management" in each fund`s summary in Section 1 is deleted and replaced with the following:

Investment Adviser T. Rowe Price Associates, Inc. ("T. Rowe Price")

Investment Sub-Adviser T. Rowe Price International Ltd ("T. Rowe Price International")

For the International Discovery and New Asia Funds, the first paragraph under "Management" in each fund`s summary in Section 1 is deleted and replaced with the following:

Investment Adviser T. Rowe Price Associates, Inc. ("T. Rowe Price")

Investment Sub-Advisers T. Rowe Price International Ltd ("T. Rowe Price International") and T. Rowe Price Hong Kong Limited ("Price Hong Kong")

For the Overseas Stock Fund, the first paragraph under "Management" in the fund`s summary in Section 1 is deleted and replaced with the following:

Investment Adviser T. Rowe Price Associates, Inc. ("T. Rowe Price")

On page 79, the information under "Investment Adviser" is deleted and replaced with the following:

T. Rowe Price is each fund`s investment adviser and oversees the selection of each fund`s investments and management of each fund`s portfolio. T. Rowe Price is an SEC-registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and sub-adviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of September 30, 2010, T. Rowe Price and its affiliates managed approximately $439.7 billion for more than 11 million individual and institutional investor accounts.

With respect to each fund (other than the Overseas Stock Fund), T. Rowe Price has entered into a sub-advisory agreement with T. Rowe Price International under which T. Rowe Price International is authorized to trade securities and make discretionary investment decisions on behalf of each fund. With respect to the International Discovery and New Asia Funds, T. Rowe Price has also entered into a sub-advisory agreement with Price Hong Kong under which Price Hong Kong is authorized to trade securities and make discretionary investment decisions on behalf of each fund.

T. Rowe Price International is an investment adviser registered or licensed with the SEC, United Kingdom Financial Services Authority, Financial Services Agency of Japan, and other non-U.S. regulatory authorities. T. Rowe Price International sponsors and serves as adviser to foreign collective investment schemes and provides investment management services to investment companies and other Institutional investors. T. Rowe Price International is headquartered in London and has several branch offices around the world. T. Rowe Price International is a direct subsidiary of T. Rowe Price and its address is 60 Queen Victoria Street, London EC4N 4TZ, United Kingdom. Price Hong Kong is licensed with the Securities and Futures Commission of Hong Kong and is registered as an investment adviser with the SEC. Price Hong Kong serves as a sub-adviser to investment companies and provides investment management services for other clients who seek to primarily invest in the Asia-Pacific securities markets. Price Hong Kong is a subsidiary of T. Rowe Price and T. Rowe Price International, and its address is 1 Connaught Place, Room 2101-2120, Jardine House 21st Floor, Central Hong Kong.

On page 82, the paragraph immediately above "Fund Operations and Shareholder Services" is deleted and replaced with the following:

Pursuant to the funds` sub-advisory agreements, T. Rowe Price may pay T. Rowe Price International or Price Hong Kong up to 60% of the management fee that T. Rowe Price receives from a fund.